                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              PUROFLOW INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             PUROFLOW INCORPORATED
                             REUBEN M. SIWEK, ESQ.
                               MICHAEL H. FIGOFF
                                 ROBERT A. SMITH
                             DR. TRACY KENT PUGMIRE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              Puroflow Incorporated
                              16559 Saticoy Street
                            Van Nuys, California 91406


                                                August 12, 1999

Steel Partners II, L.P.
150 East 52nd Street
21st Floor
New York, New York 10022

Attn:  Mr. Warren G. Lichtenstein


Gentlemen:

     The Board of Directors of Puroflow have requested that I respond to your letter of August 9, 1999.

     The Board of Puroflow made a fair and equitable proposal on August 4, 1999 to settle the outstanding issues relating to the present proxy contest.

     Your letter of August 9, 1999 in response to the Puroflow proposal negated any possibility of settling this matter for the benefit of Puroflow stockholders and an end to the litigious nature of the manner in which you conduct the affairs of Steel Partners. The Board of Puroflow has no intentions of acquiesing to your demands.

     The Board of Directors of Puroflow do not prpose that we continue the "fencing and paper war" that you have provided in your attempt to settle this matter in a fair and equitable arrangements for the existing stockholders.
We now consider your complete rejection of our proposal, dated August 4, 1999 recinded with any attempts to deal with you in a fair and equitable manner.

                                       Very truly yours,

                                       /s/  Reuben M. Siwek

                                       Reuben M. Siwek
                                       Chairman of the Board
RMS:ms
cc:  Michael Figoff
     Robert Smith
     Tracy Pugmire
     Daniel H. Burch -- MacKenzie Partners, Inc.